Exhibit 99.2

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT (this “Agreement”) is entered into as of October 24, 2017, by and among Mary R. Molina Living Trust, Exempt Mary M. Molina Living Trust, Molina Marital Trust, Mary R. Molina Grantor Retained Annuity Trust 609/4, Mary R. Molina Grantor Retained Annuity Trust 609/7, Mary R. Molina Grantor Retained Annuity Trust 1209/3, Mary R. Molina Grantor Retained Annuity Trust 1209/4, Mary R. Molina Grantor Retained Annuity Trust 610/4, Mary R. Molina Grantor Retained Annuity Trust 610/5, Mary R. Molina Grantor Retained Annuity Trust 1210/4, Mary R. Molina Grantor Retained Annuity Trust 811/3, Mary R. Molina Grantor Retained Annuity Trust 812/3, the Estate of Mary R. Molina, Dentino Family Trust, Curtis and Rosi Pedersen 2012 Trust, William Dentino and Curtis Pedersen (each, a “Party” and, collectively, the “Parties”).

WHEREAS, certain of the Parties are holders, of record or beneficial, of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Molina Healthcare, Inc., a Delaware corporation (the “Company”); and

WHEREAS, the Parties wish to jointly file statements on Schedule 13D with respect to the Common Stock and other securities of the Company, to the extent required by applicable law;

NOW, THEREFORE, the Parties hereby agree as follows:

1.             In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the Parties hereby agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Stock and other securities of the Company, to the extent required by applicable law.

2.             Each Party shall be responsible for the accuracy and completeness of its own disclosure set forth in any statements on Schedule 13D, and any amendments thereto, jointly filed by the Parties pursuant to this Agreement, and shall not be responsible for the accuracy and completeness of the information concerning any other Parties, unless such Party knows or has reason to know that such information is inaccurate.

3.             Each of the Parties hereby agrees that this Agreement shall be filed as an exhibit to any Schedule 13D required to be filed under applicable law pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

4.             This Agreement shall be governed by and construed in accordance with the laws of the State of California.

5.             This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ William Dentino
	Name:	Curtis Pedersen
	Title:	Trustee

Exempt Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ William Dentino
	Name:	Curtis Pedersen
	Title:	Trustee

Molina Marital Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/7

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/5

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1210/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 811/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 812/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Estate of Mary R. Molina

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Executor

Dentino Family Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

Curtis and Rosi Pedersen 2012 Trust

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

By:	/s/ Rosi Pedersen
	Name:	Rosi Pedersen
	Title:	Trustee

William Dentino

/s/ William Dentino
William Dentino

Curtis Pedersen

/s/ Curtis Pedersen
Curtis Pedersen